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                                                                   Exhibit 10.23


                          CYTATION.COM INCORPORATED

            SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT is made as of this 26th day of October, 1999, by and between CYTATION.COM INCORPORATED, a New York corporation (the "Company"), and the person listed on Exhibit 1 which is a signatory to this Agreement (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

1. PURCHASE AND SALE.

                  1.1 SALE AND ISSUANCE OF SERIES A CONVERTIBLE PREFERRED STOCK.


         Subject to the terms and conditions of this Agreement, Investor hereby agrees to purchase, and the Company hereby agrees to sell and issue to Investor against cash payment, the number of shares of Series A Convertible Preferred Stock (the "Series A Preferred Shares") of the Company set forth opposite its name in Exhibit 1 to this Agreement at a purchase price of $4.00 per share. The Series A Preferred Shares shall pay a six percent (6%) dividend payable as set forth in the Designation of Rights and Preferences of Series A Convertible Preferred Stock.


                  1.2 CLOSING.

         The initial purchase and sale of the Series A Preferred Shares being purchased by the Investor shall take place the date hereof. The Company has delivered to Investor a certificate representing the number of Series A Preferred Shares which Investor is purchasing against delivery to the Company by Investor of cash or a certified bank cashier's or other check reasonably acceptable to the Company, or by wire transfer to the Company's account, in the amount set forth in Exhibit 1. Except as provided in this subparagraph 1.2, the Company may not issue additional Series A Preferred Shares or warrants, options or other rights to acquire Series A Preferred Shares without the prior written approval of holders of at least two-thirds of the outstanding Series A Preferred Shares purchased under this Agreement.

                  1.3 USE OF PROCEEDS.

         The Company agrees to use the proceeds from the sale of the Series A Preferred Shares for working capital purposes, for the repayment of outstanding obligations and for the reduction of trade debt.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to Investor that:

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                  2.1 INCORPORATION.

         The Company is a corporation duly organized and validly existing, is in good standing under the laws of the state or other place of its incorporation, has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

                   2.2 CAPITALIZATION.

         The authorized capital of the Company consists of one hundred million (100,000,000) shares of common stock, par value $.001 per share ("Common Stock"), of which not more than nine million eight hundred forty-six thousand three hundred forty (9,846,340) shares are issued and outstanding and ten million (10,000,000) shares of preferred stock (the "Preferred Shares"), as follows: two million five hundred thousand (2,500,000) shares have been designated Series A Preferred Shares, one million one hundred forty thousand (1,140,000) of which are issued and outstanding, including the Series A Preferred Shares purchased by Investor hereby; three hundred thousand (300,000) shares have been designated Series B Preferred Shares, two hundred seventy-nine thousand seven hundred seventy-one (279,771) of are issued and outstanding; and one million (1,000,000) shares have been designated Series C Non-Voting Preferred Shares, one million (1,000,000) of which are issued and outstanding. Two million five hundred thousand (2,500,000) shares of Common Stock have been reserved for issuance upon conversion of the Series A Preferred Shares. Three hundred thousand (300,000) shares of Common Stock have been reserved for issuance upon conversion of the Series B Preferred Shares. One million (1,000,000) shares Common Stock have been reserved for issuance upon conversion of the Series B Preferred Shares

                  2.3 SUBSIDIARIES.

         The Company presently controls, directly or indirectly, CollegeLink.com Incorporated, which is being independently operated.

                  2.4 AUTHORIZATION.

         All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Series A Preferred Shares being sold hereunder has been taken, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company. Issuance of the Series A Preferred Shares is not, and issuance of the Common Stock issuable upon conversion of the Series A Preferred Shares will not be, subject to preemptive rights or other preferential rights of any present or future stockholders in the Company.

                   2.5 VALIDITY OF SECURITIES.

         The Series A Preferred Shares purchased and sold pursuant to this Agreement are duly and validly issued. The Common Stock issuable upon conversion of the Series A Preferred

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Shares has been duly and validly reserved and upon issuance will be duly and validly, issued, fully paid and nonassessable.

                  2.6 GOVERNMENTAL CONSENTS.

         All consents, approvals, orders, authorizations or registration, qualification, designation and declaration or filing with and federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein has been obtained.

                  2.7 COMPLIANCE WITH OTHER INSTRUMENTS.

         The Company is not in violation of any provisions of its respective Articles of Incorporation, its Bylaws, any material mortgage, indenture, lease, agreement or other instrument to which it is a party, or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company. The execution, delivery and performance of this Agreement will not result in any such violation or be in conflict with or constitute a default under any such provision.

                  2.8 LITIGATION.

         There are no actions, proceedings or investigations pending, or to the knowledge of the Company threatened, which question the validity of this Agreement or which might result, either individually or in the aggregate, in any material adverse change in the assets, conditions, affairs or prospects of the Company, nor, to the knowledge of the Company, has there occurred any event or does there exist any condition which might properly be the basis therefor.

                  2.9 PATENTS.

         The Company owns or has a valid right to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights being used to conduct their businesses as now operated and as now proposed to be operated; and the conduct of business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights of others. The Company has no obligation to compensate any person or entity for the use of any such patents or rights and have granted to no person or entity any license or other rights to use in any manner any of the patents or rights of the Company, whether requiring the payment of royalties or not.

                  2.10 FINANCIAL STATEMENTS.


         The Company has separately furnished to Investor a copy of Amendment No. 1 to Form S-1 Registration Statement filed by Cytation with the Securities and Exchange Commission on October 21, 1999 ("Amendment No. 1"). Amendment No. 1 contains true and complete copies


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statements of financial condition as of June 30, 1999, June 30, 1998 and June
30, 1997, and the related statements of operations and statements of changes in financial position for the years then ended, certified by Radin, Glass & Co. LLP, independent accountants. All such financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods, fairly present the financial condition of the Company as of dates thereof, and the results of operations of the Company for the periods indicated. Specifically, without limitation, such financial statements reflect, as of their respective dates, all material accrued liabilities and adequate reserves for all material unaccrued liabilities and for all reasonably anticipated material losses of the Company. The books of account of the Company fully and fairly reflect all of the transactions of the Company and are complete and accurate. The Company is not subject to any undisclosed material liability not (i) reflected in its June 30, 1999 financial statements referred to above or in the notes to the June 30, 1999 financial statements or
(ii) incurred in the ordinary course of business since June 30, 1999. For purposes of this Agreement, all financial statements of the Company shall be deemed to include any notes to such financial statements.

                  2.11 ABSENCE OF CERTAIN CHANGES.

         Since October 21, 1999, whether or not in the ordinary course of business, there has not occurred or arisen (a) any material adverse change in the financial condition, operations, business or prospects of the Company, or
(b) any event, condition or state of facts of any character which materially or adversely affects, or may materially or adversely affect, the financial condition, operations, business or prospects of the Company.

                  2.12 TAX RETURNS AND REPORTS.

         All federal income tax and state franchise tax returns and tax reports required to be filed by the Company have been filed with the appropriate governmental agencies in all jurisdictions in which such returns or reports are required to be filed. All such returns and reports constitute complete and accurate representations, in all material respects, of the tax liabilities of the Company. All federal income tax and state franchise and other taxes (including interest and penalties) due from the Company have been fully paid or adequately provided for on the books and financial statements of the Company. None of the federal income tax returns of the Company has been audited by the Internal Revenue Service. The Company knows of no additional assessments or adjustments pending or threatened for any period, nor of any basis for any such assessment or adjustment. The Company and its affiliates have not entered into any agreements with federal and state taxing authorities extending the statute of limitations with respect to the assessment of federal and state taxes for any period.

                  2.13 PROPERTIES.

         The Company has good and marketable title to its real and personal properties and assets and valid leasehold interests in its leased properties as and to the extent carried on its books, including those reflected on the statements of financial condition as of June 30, 1999 referred to in paragraph
2.10 above, except properties and assets disposed of in the ordinary course of

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business, since June 30, 1999, and none of such properties or assets is subject to any mortgage, pledge, charge, lien, security interest, encumbrance of joint ownership interest, except liens for taxes, assessments, or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings.

         The Company enjos peaceful and undisturbed possession under all leases under which it is operating, and all said lease are valid and subsisting and in full force and effect.

                  2.14 AGREEMENTS.

         The Company has not breached and has not received oral or written notice of any claim or threatened claim that the Company has breached any of the terms or conditions of any agreement, contract, lease, commitment or understanding, whether oral or written, the breach or breaches of which singly or in the aggregate could materially or adversely affect the financial condition, operations, business or prospects of the Company.

                  2.15 PENSION BENEFIT PLAN.

         The Company does make contributions to a pension, defined benefit or defined contribution plan which is subject to the Federal Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company provides a 401K plan.

                  2.16 REGISTRATION RIGHTS.

         Amendment No. 1 sets forth the obligations of the Company to register its securities with the Securities and Exchange Commission.

                  2.17 DISCLOSURE.

         To the best of the Company's knowledge and belief, neither this Agreement, the financial statements referred in paragraph 2.10, nor any other agreement, document, certificate or written statement furnished to Investor by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the best knowledge of the Company's executive officers, but without having made any independent investigation, there is no fact within the knowledge of any of the executive officers of the Company which has not been disclosed herein or in writing by them to Investor and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, properties, assets or condition, financial or other, of the Company. Without limiting the foregoing, the Company has no knowledge or belief that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or other, or the operations of the Company.

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                  2.18 YEAR 2000 COMPLIANCE

         All of the Company's computer systems, and all of the computer software developed in connection with the Company's products and services offered to third parties, are year 2000 compliant.

3. REPRESENTATIONS AND WARRANTIES OF INVESTOR.

   The Investor represents and warrants to the Company as follows:

                  3.1 AUTHORIZATION.

         When executed and delivered by Investor, this Agreement will constitute the valid and legally binding obligation of Investor.

                  3.2 ACCREDITED INVESTOR.

         Each person for whom or for which Investor acts as nominee is an "accredited investor" as that term is defined in Rule 501 promulgated under the Act.

4. SECURITIES ACT OF 1933.

                  4.1 INVESTMENT REPRESENTATION.

     (a) This Agreement is made with the Investor in reliance upon its representations to the Company, which by its acceptance hereof Investor hereby confirms, that the Series A Preferred Shares to be received will be acquired for investment for an indefinite period for its own account and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Agreement, Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person any of the Series A Preferred Shares or any Common Stock acquired on conversion of the Series A Preferred Shares (all of such securities are hereinafter collectively referred to as the "Securities").

     (b) Investor understands that the Securities are not registered under the Act on the ground that the sale provided for in this Agreement and the issuance of securities is exempt pursuant to Section 4(2) of the Act and Rule 506 of Regulation D thereunder, and that the Company's reliance on such exemption is predicated on its representations set forth herein.

     (c) Investor agrees that in no event will it make a disposition of any of the Securities, unless the Securities shall have been registered under the Act, unless and until (i) it shall have notified the Company with a statement of the circumstances surrounding the proposed disposition and (ii) it shall have furnished the Company with an opinion of counsel reasonably, satisfactory to the

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Company to the effect that (A) such disposition will not require registration of such securities under the Act, and (B) that appropriate action necessary for compliance with the Act has been taken. Notwithstanding the foregoing, each Investor may distribute any of the Securities to the owners of its equity or an asset trust wherein the Investor is a beneficiary.

     (d) Investor represents that it is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions which have been asked by Investor answered by the Company.

     (e) Investor Understands that if a registration statement covering the Securities under the Act is not in effect when it desires to sell any of the Securities, it may be required to hold such Securities for an indeterminate period. Investor also acknowledges that it understands that any sale of the Securities which might be made by it in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

                  4.2 LEGENDS.

         All certificates for the Securities shall bear substantially the following legend:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A "NO-ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

                  4.3 RULE 144.

         The Company covenants and agrees that: (i) at all times while it is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Act; and (ii) it will furnish Investor upon request with all information about the Company required for the preparation and filing of Form 144.

5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. [DELETED]

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. [DELETED]

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7. REGISTRATION RIGHTS.

                  7.1 SHARES INCLUDED IN REGISTRATION STATEMENT.

         The Company covenants and agrees with Investor to include all of Investor's shares of Common Stock ("Registrable Shares") receivable upon conversion by Investor of the Series A Preferred Shares in its first registration statement under the Act filed 180 days after the effective date of the registration statement referred to in paragraph 2.10 hereof ("Effective Date").

                  7.2 OBLIGATIONS OF THE COMPANY.

         In connection with the Registration Statement, the Company shall:

     (a) Use its best efforts to cause the Registration Statement to be filed on Form S-3 or equivalent within 215 days of the Effective Date and to become and remain effective.

     (b) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to permit the disposition of all of the Registrable Shares.

     (c) Furnish to Investor such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Shares owned by them.

     (d) Use its best efforts to register and qualify the Registrable Shares under such other securities or Blue Sky laws of such jurisdictions (not exceeding ten unless otherwise agreed upon by the Company) as shall be reasonably appropriate for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything herein to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

                  7.3 FURNISH INFORMATION.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this paragraph 7 that Investor shall furnish to the Company such information regarding them, the Registrable Shares held by it, and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

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                  7.4 EXPENSES.

         All expenses incurred in connection with the Registration Statement, including without limitation all registration and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions shall be borne by the Company. Each selling shareholder shall bear the fees and costs of its own counsel (if different from counsel for the Company).

                  7.5 INDEMNIFICATION.

         In the event any of the Registrable Shares are included in the Registration Statement under this paragraph 7:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein, or allegedly necessary to make the statements therein not misleading; and will reimburse each such Investor, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subparagraph 7.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration Statement preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, such underwriter or controlling person.

     (b) To the extent permitted by law, each such Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Act, and any underwriter for the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state

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therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions.

     (c) Promptly after receipt by an indemnified party under this subparagraph
7.5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subparagraph 7.5, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party under this subparagraph 7.5, but the omission so to notify the indemnifying party will not relieve such party of any liability which such party may have to any indemnified party otherwise other than under this subparagraph 7.5.

     (d) If recovery is not available under the foregoing indemnification provisions of this paragraph, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement of omission, and any other equitable considerations appropriate under the circumstances; provided that in no event will any Investor be required to contribute an amount in excess of the original cost that Investor of its Shares included in that offering. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

                  7.6 REPORTS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

         With a view to making available to Investor the benefits of Rule 144 promulgated under the Act, the Company agrees to use its best efforts (i) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Act or the Securities Exchange Act of 1934, as amended, (ii) to maintain in effect the registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended, and (iii) so long as Investor owns any of the Shares, to furnish in writing upon Investor's request the following information: (A) the Company's name, address and telephone number, (B) the Company's Internal Revenue Service identification number; (C) the Company's SEC file number,

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(D) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company (E) the average weekly volume of trading in such shares reported on all national securities exchanges during the four calendar weeks preceding the date of receipt of request by the Investor, and (F) whether the Company has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months. With respect to a rule or regulation of the SEC (other than Rule
144) which may at any time permit the Investor to sell Common Stock to the public without registration, the Company agrees to take such action as is reasonable to enable utilization of such rule.

                  7.7 DEFINITIONS.

     (a) A person shall be deemed an "Investor" if such person then holds any Series A Preferred Shares or Common Stock received upon conversion of Series A Preferred Shares.

     (b) "Registrable Shares" shall mean and include any shares of Common Stock issuable or issued upon conversion of the Series A Preferred Shares issued pursuant to this Agreement.

8. COVENANTS.

                  8.1 FINANCIAL STATEMENTS.

         The Company promptly shall deliver to each holder of Series A Preferred Shares annual and quarterly financial statements.

                  8.2 RESERVATION OF SHARES.

         The Company shall reserve sufficient additional shares of Common Stock for issuance upon conversion of all Series A Preferred Shares then outstanding.

                  8.3 CUMULATIVE DIVIDENDS.

         The holders of the Series A Preferred Shares shall be entitled to cumulative dividends which shall accrue (but not be compounded) daily (and retroactively) at the rate of six percent (6%). Dividends shall be paid quarterly in arrears and shall be cumulative if not paid when due. No dividends on the Company's common stock shall be paid until all outstanding dividends on the Series A Preferred Shares are paid. At the Company's election, the dividends may be paid in registered shares of the Company's Common Stock valued at the lesser of (a) the closing price of the Common Stock on the day prior to the due date of the dividend and (b) $4.00 per share.

                  8.4 ADOPTION OF CERTIFICATE OF DETERMINATION OF PREFERENCES.

         The Company shall adopt and file a Designation of Rights and Preferences attached hereto as Exhibit 3 with respect to the Series A Preferred Shares, and Investor hereby authorizes, approves and consents to all actions taken or to be taken by the Company in connection with the adoption and filing of such Designation of Rights and Preferences.

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                  8.5 OPTIONAL CONVERSION.

         The Investor shall have the right at any time from time to time at such Investor's option to convert all or any portion of the Series A Preferred Shares into such number of fully paid and nonassessable shares of Common Stock as provided in paragraph 8.6.

         The Investor may exercise the conversion right provided in this paragraph 8.5 by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Series A Preferred Shares.

         Conversion shall be deemed to have been effected on the date the Conversion Notice is given by the Investor to the Company. Within 10 business days after receipt of the Conversion Notice by the Company, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the Investor in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of Common Stock to which such Investor is entitled and a check or cash in payment of all accrued and unpaid dividends.

                  8.6 MANDATORY CONVERSION.

         The Company may require mandatory conversion of all, but not less than all, of the Series A Preferred Shares on or after the first anniversary of the initial purchase and sale of the Series A Preferred Shares the ("Conversion Date"), provided that:

                  (i) The average closing bid price of the Company on the Over-the-Counter Bulletin Board ("OTCBB") or the NASDAQ Stock Exchange, as applicable, for the twenty (20) consecutive trading days immediately preceding the Conversion Date has exceeded $6.00 per share, or;

                  (ii) If there is a reorganization of the Company involving an exchange of Company's Common Stock for shares of a United States domiciled corporation the shares of which are trading on a national exchange or on the NASDAQ National Market System.

         Conversion shall be deemed to have been effected on the date the Conversion Notice is given to Investor (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the Investor in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of Common Stock to which such Investor is entitled and a check or cash in payment of all accrued and unpaid dividends. Conversion of the Series A Preferred Shares to Common Stock shall be deemed to have occurred on the Conversion

Bost & Co.
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


Date whether or not an Investor returns to the Company its certificate or certificates for the Series A Preferred Shares.

                  8.7 CONVERSION RATIO.

         On the date hereof, the conversion ration ("Conversion Ratio") shall equal one Series A Preferred Share for one (1) share of Common Stock, provided, however, that the Conversion Ratio shall be subject to adjustment in accordance with and at the times provided in this paragraph, as follows:

     (a) In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be subdivided or split up (the "Split Record Date") shall be proportionately increased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be combined (the "Combination Record Date") shall be proportionately decreased, such increase or decrease, as the case may be, becoming effective immediately after the opening of business on the business day immediately after the Split Record Date or the Combination Record Date, as the case may be.

     (b) In case of any capital reorganization, any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in a share exchange as the corporation the stock of which is to be acquired, the Series A Preferred Shares shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of Series A Preferred Shares would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. The provisions of this paragraph 8.7(b) shall similarly apply to successive reorganizations, reclassifications, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

Bost & Co.
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


     (c) Whenever the Conversion Ratio shall be adjusted as provided in paragraph 8.6 hereof, the Company shall prepare and send to the holders of the Series A Preferred Shares a statement, signed by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.

     (d) No adjustment of the conversion rate shall be made in any of the following cases:

                  (i) upon the grant or exercise of stock options hereafter granted, or under any employee stock option plan now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such options and the number of shares issued under such employee stock purchase plan is less than or equal to ten percent (10%) of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

                  (ii) shares of Common Stock issued upon the conversion of Preferred Stock;

                  (iii) shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation, and shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger;

                  (iv) shares issued by way of dividend or other distribution on Common Stock excluded from the calculation of the adjustment under this subparagraph 8.7(d) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

                  (v) shares issued pursuant to all stock options and warrants outstanding on the date of the filing of these Articles.

     (e) In the event the Company shall propose to take any action of the types described in paragraph 8.6 hereof, the Company shall give notice to the holder of the Series A Preferred Shares, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of 30 days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series A Preferred Shares. Failure to give notice in accordance with this paragraph 8.7(d) shall not render such action ultra vires, illegal or invalid.

Bost & Co.
Page 14

                  8.8 BOARD OF DIRECTORS.

         For as long as at least 50% of the Series A Preferred Shares are outstanding, the holders of a majority of the shares of Series A Preferred Shares shall have the right (as set forth in the Designation of Rights and Preferences of the Series A Preferred Shares attached hereto as Exhibit 3) to elect one (1) member to the Company's Board of Directors. The Board of Directors shall consist of not fewer than five and not more than seven members. The director elected by the majority of the holders of the Series A Preferred Shares shall receive the same compensation as all other outside directors and shall be reimbursed for all out of pocket expenses incurred in connection with attending meetings of the Board of Directors. The Board of Directors shall meet in person no less frequently than semi-annually and telephonically or personally no less frequently than quarterly.

                  8.9 DELETED

                  8.10 RIGHT OF COMPANY.

         The Company reserves the right in its sole discretion to refuse to accept an investment of any prospective investor. The Company reserves the right to place up to $10 million of Series A Preferred Shares.

9. MISCELLANEOUS.

                  9.1 AGREEMENT IS ENTIRE CONTRACT.

         Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  9.2 GOVERNING LAW.

         This Agreement shall be governed by and construed under the laws of the State of New York.

                  9.3 COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Bost & Co.
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


                  9.4 TITLE AND SUBTITLES.

         The titles of the paragraphs and subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement.

                  9.5 NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party.

                  9.6 SURVIVAL OF WARRANTIES.

         The warranties and representations of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

                  9.7 AMENDMENT OF AGREEMENT.

         Except as expressly provided herein, any provision of this Agreement may be amended or waived on behalf of the Investor by a written instrument signed by the Company and by Investors holding at least a majority of the aggregate of the shares of Common Stock issuable and issued upon conversion of the Series A Preferred Shares.

                         [SIGNATURES ON FOLLOWING PAGE]


Bost & Co.
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


         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

CYTATION.COM INCORPORATED



By: /s/ Richard A. Fisher
    -------------------------
    Authorized Signature


Chairman                                /s/ Krista Michael            Secretary
-----------------------------           ----------------------------, ---------
Title                                              Attest


SEAL

BOST & CO., NOMINEE



By:                                     Date:        10/27/99
   --------------------------                 ----------------------
           Print Name


   /s/ Hans H. Estin
   --------------------------
            Signature



Bost & Co.
Page 17

                                   EXHIBIT 1


INVESTOR


NAME                                    NUMBER OF SHARES

Bost & Co.                                  250,000
c/o North American Management Corp.
Ten Post Office Square
Suite 300
Boston, MA 02109





Bost & Co.
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


                                   EXHIBIT 3

 DESIGNATION OF RIGHTS AND PREFERENCES OF SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                           CYTATION.COM INCORPORATED

                  1.     DESIGNATION AND INITIAL NUMBER.

         The class of shares of Preferred Stock hereby classified shall be designated the "Series A Preferred Shares." The initial number of authorized shares of the Preferred Stock shall be two million five hundred thousand (2,500,000). The Stated Value of the Preferred Stock shall be $4.00 per share, and the Par Value of the Preferred Stock shall be $.01 per share.

                  2.     DISTRIBUTIONS.

         The holders of the Preferred Stock shall be entitled to receive, out of funds at the time legally available for payment of dividends in the State of New York, a cumulative dividend at the rate of six percent (6%) per share per annum, payable quarterly in equal installments on the first days of each successive quarter each year, if, as and when determined by the Board of Directors, before any dividend shall be set apart or paid on any other capital stock for such year.

                  3.     CONVERSION.

         The Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when so converted, shall be canceled and retired and shall not be reissued as such:

                  (A) Any holder of the Preferred Stock may at any time or from time to time convert such stock into the Common Stock of the Company, on presentation and surrender to the Company, of the certificates of the Preferred Stock to be so converted together with the Notice of Conversion ("Conversion Notice").

                  Conversion shall be deemed to have been effected on the date the Conversion Notice is given by the Investor to the Company (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the Investor in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of Common Stock to which such Investor is entitled and a check or cash in payment of all accrued and unpaid dividends.

                  (B) Each holder of Preferred Stock shall have the right to convert such Preferred Stock on and subject to the following terms and conditions:

                           (i) The Preferred Stock shall be converted into
Common Stock at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. Unless

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


such conversion rate shall be adjusted as hereinafter provided, the conversion rate shall be one (1) share of Common Stock for each share of Preferred Stock ("Conversion Ratio").

                           (ii) In order to convert Preferred Stock into Common
Stock, the holder thereof shall on any business day surrender to American Securities Transfer, Inc., whose address is 938 Quail street, Suite 101, Lakewood, Colorado 80215-5513, the certificate or certificates representing such shares, duly endorsed to the Company or in blank, and give written notice to the Company at said office of the number of said shares which such holder elects to convert. Preferred Stock shall be deemed to have been effected on the date a conversion notice is given by the Investor to the Company, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, the Company shall issue and deliver a certificate or certificates representing the number of shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, to the person or persons entitled to receive same. In case of the conversion of only a part of the shares of any holder of Preferred Stock, the Company shall also issue and deliver to such holder a new certificate of Preferred Stock representing the number of shares of such Preferred Stock not converted by such holder.

                  (C) The Company may require mandatory conversion of all, but not less than all, of the Preferred Stock on or after the first anniversary of the initial purchase and sale of the Preferred Stock ("the Mandatory Conversion Date"), provided that:

                           (i) The average closing bid price of the Company on
the Over-the-Counter Bulletin Board or the NASDAQ Stock Exchange, as applicable, for the twenty (20) consecutive trading days immediately preceding the Mandatory Conversion Date has exceeded $6.00 per share, or;

                           (ii) If there is a reorganization of the Company
involving an exchange of Company's Common Stock for shares of a United States domiciled corporation the shares of which are trading on a national exchange or on the NASDAQ National Market System.

         Conversion of the Series A Preferred Shares to Common Stock pursuant to this paragraph 3(C) shall be deemed to have occurred on the Mandatory Conversion Date whether or not an Investor delivers to the Company its certificate or certificates for the Preferred Stock.

                  (D) The Conversion Ratio shall be subject to adjustment as follows:

                           (i) In case issued and outstanding shares of Common
Stock shall be subdivided (e.g., stock dividend) or split up into a greater number of shares of the Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be subdivided or split up (the "Split Record Date") shall be proportionately increased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the

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


stockholders whose shares of Common Stock shall be combined (the "Combination Record Date") shall be proportionately decreased, such increase or decrease, as the case may be, becoming effective immediately after the opening of business on the business day immediately after the Split Record Date or the Combination Record Date, as the case may be.

                           (ii) In case of any capital reorganization, any
reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in a share exchange as the corporation the stock of which is to be acquired, the Preferred Stock shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of Preferred Stock would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. The provisions of this subparagraph 3(B)(ii) shall similarly apply to successive reorganizations, reclassifications, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

                           (iii) Whenever the Conversion Ratio shall be adjusted
as provided herein, the Company shall prepare and send to the holders of the Preferred Stock a statement, signed by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.

                           (iv) In the event the Company shall propose to take
any action of the types described in paragraph 3 hereof, the Company shall give notice to the holder of Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of 30 days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Preferred Stock. Failure to give notice in accordance with this paragraph 3(D(iv)) shall not render such action ultra vires, illegal or invalid.

                  (E) No adjustment of the conversion rate shall be made in any of the following cases:



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


                           (i) upon the grant or exercise of stock options
hereafter granted, or under any employee stock option plan now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such options and the number of shares issued under such employee stock purchase plan is less than or equal to ten percent (10%) of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

                           (ii) shares of Common Stock issued upon the
conversion of Preferred Stock;

                           (iii) shares issued in connection with the
acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation, and shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger; or

                           (iv) shares issued pursuant to all stock options and
warrants outstanding on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation of the Company ("Certificate").

                  (F) Whenever the conversion rate is adjusted as herein provided, the Company shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Company shall cause a copy of such certificate to be mailed to each holder of record of issued and outstanding Preferred Stock at the address of such holder appearing on the Company's books.

                  (G) The Company shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Preferred Stock pursuant hereto, but shall not pay any tax which may be payable with respect to income or gains of the holder of any Preferred Stock or Common Stock or any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                  (H) Upon conversion of any shares of Preferred Stock, the holders of the shares of Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of


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


dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                  (I) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market of the Common Stock on the day of conversion shall be paid to such holder in cash by the Company.

                  (J) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of the issued and outstanding Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Preferred Stock then issued and outstanding.

                  4.     LIQUIDATION OR DISSOLUTION.

         In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company, the holders of the issued and outstanding Preferred Stock shall be entitled to receive for each share of Preferred Stock, before any distribution of the assets of the Company shall be made to the holders of any other capital stock, a dollar amount equal to the Stated Value thereof plus all accrued and unpaid distributions declared thereon, without interest. After such payment shall have been made in full to the holders of the issued and outstanding Preferred Stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of the issued and outstanding Preferred Stock so as to be and continue to be available therefor, then, before any further distribution of the assets of the Company shall be made, a dollar amount equal to that already distributed to the holders of the Preferred Stock shall be distributed pro-rata to the holders of the other issued and outstanding capital stock of the Company, subject to the rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company. After such payment shall have been made in full to the holders of such other issued and outstanding capital stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of such other issued and outstanding capital stock so as to be and continue to be available therefor, the holders of the issued and outstanding Preferred Stock shall be entitled to participate with the holders of all other classes of issued and outstanding capital stock in the final distribution of the remaining assets of the Company, and, subject to any rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company, the remaining assets of the Company shall be divided and distributed ratably among the holders of both the Preferred Stock and the other capital stock then issued and outstanding according to the proportion by which their respective record ownership of shares of the Preferred Stock and such capital stock bears to the total number of shares of the Preferred Stock and such capital stock then issued and outstanding. If, upon such liquidation, dissolution, or winding up, the assets of the Company distributable, as aforesaid, among the holders of the Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of the Preferred Stock. A consolidation or merger of the Company, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Company of any class, shall not be regarded as a "liquidation, dissolution, or winding up of the affairs of the Company" within the meaning of this paragraph 4.

                  5.     VOTING RIGHTS.

         Except as otherwise provided in this paragraph 6, each share of Preferred Stock is entitled to one vote, voting together with the holders of shares of Common Stock and not as a class, on each matter submitted to a vote at a meeting of stockholders of the Company.

                  6.     CHANGES IN TERMS OF PREFERRED STOCK.

         The terms of the Preferred Stock may not be amended, altered or repealed, and no class of capital stock or securities convertible into capital stock shall be authorized which has superior rights to the Preferred Stock as to distributions, liquidation or vote, without the consent of the holders of at least two-thirds of the outstanding shares of Preferred Stock.

                  7.     NO IMPLIED LIMITATIONS.

         Except as otherwise provided by express provisions of this Certificate, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to classify and reclassify and issue any shares of Preferred Stock and to fix or alter all terms thereof to the full extent provided in the Certificate of Incorporation, as amended, of the Company.

                  8.     GENERAL PROVISIONS.

         In addition to the above provisions with respect to the Preferred Stock, such Preferred Stock shall be subject to, and entitled to the benefits of, the provisions set forth in the Company's Certificate of Incorporation, as amended, of the Company with respect to Preferred Stock generally.

                  9.     NOTICES.

         All notices required or permitted to be given by the Company with respect to the Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, or by overnight delivery service, to the holders of the Preferred Stock at their last addresses as they shall appear upon the books of the Company, shall be conclusively presumed to have been duly given, whether or not the stockholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption, shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock.

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


WIRE TRANSFER INSTRUCTIONS FOR CYTATION.COM INCORPORATED

Chase Manhattan Bank
New York City
ABA 021000021
FBO Salomon Smith Barney
Account 066-198038
For Further Credit to Account 188-01059-19-122